UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2024

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave, 12th Fl
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.02	Unregistered Sales of Equity Securities

In connection with the Company's previously disclosed rights offering, the Company sold approximately 31.3 thousand shares of Series C Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”) to Lancer Capital LLC (“Lancer Capital”). Pursuant to the previously filed Certificate of Designations of the Preferred Stock, the Preferred Stock automatically converted to 44,693,895 shares of Common Stock, par value $0.001 per share, upon the approval of such conversion by the stockholders at the Annual Meeting. This issuance and sale was consummated without registration under the Securities Act, in reliance upon an exemption from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2024, INNOVATE Corp. (the “Company”) amended its Second Amended and Restated Certificate of Incorporation (as previously amended, the “Certificate of Incorporation”) to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law and to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 160,000,000 to 250,000,000 shares.

The foregoing description of the amendments to the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment of Certificate of Incorporation filed with the Secretary of State of Delaware on June 18, 2024, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 18, 2024. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:	Election of Directors

The stockholders voted to elect the following four nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Avram A. Glazer	56,081,412	2,133,336	2,669,579	12,340,830
Warren H. Gfeller	57,244,535	908,388	2,731,404	12,340,830
Brian S. Goldstein	57,162,965	935,058	2,786,304	12,340,830
Amy M. Wilkinson	57,380,247	718,303	2,785,777	12,340,830

Proposal 2:	Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers (“Say on Pay Vote”)

The stockholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
55,982,851	1,817,694	3,083,782	12,340,830

Proposal 3:
Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law

The stockholders voted to approve the amendment to the Certificate of Incorporation to provide for exculpation of certain officers of the Company as permitted by recent amendments to Delaware law. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
56,017,052	4,297,571	569,704	12,340,830

Proposal 4:	Approval of Amendment to Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $0.001

The stockholders voted to approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $0.001. The results of the vote were as follows:

Common Stock, voting separately:

For	Against	Abstain	Broker Non-Votes
58,329,834	9,613,140	536,833	0

Common Stock and Preferred Stock, voting together as a single class:

For	Against	Abstain	Broker Non-Votes
63,075,184	9,613,140	536,833	0

Proposal 5:	Approval of Amendment to Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock

The stockholders voted to approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
69,492,409	3,616,259	116,489	0

Proposal 6:	Approval of Amendment to Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder

The stockholders voted to approve the amendment to the Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
59,386,238	1,186,960	311,129	12,340,830

Proposal 7:
Approval of vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer

The stockholders voted to approve the vesting on July 25, 2024, the first anniversary of the date on which his employment with the Company began, of restricted stock unit and stock option awards granted to our Interim Chief Executive Officer. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
58,947,700	1,072,039	864,588	12,340,830

Proposal 8:	Approval of conversion of 31,285.7265 shares of the Series C Preferred Stock into Common Stock in connection with the Rights Offering

The stockholders voted to approve the conversion of 31,285.7265 shares of the Series C Preferred Stock into Common Stock in connection with the Rights Offering. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
58,981,160	1,863,954	39,213	12,340,830

Proposal 9:	Ratification of the appointment of BDO USA, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

The stockholders voted to ratify the appointment of BDO USA, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
70,756,117	2,351,000	118,040	0

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of INNOVATE Corp., as amended, dated June 18, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer